                                                                    EXHIBIT 99.1


                     PRO FORMA CONSOLIDATED FINANCIAL DATA

On June 11, 2001, the Board of Directors of Equifax Inc. ("Equifax") formally approved the spin-off of its Payment Services Business ("Certegy") and set the distribution ratio. The spin-off will take place on July 7, 2001 through a special dividend of all outstanding shares of common stock of Certegy, a wholly-owned subsidiary, to Equifax shareholders of record on June 27, 2001. Equifax shareholders will receive one share of Certegy common stock for every two shares of Equifax common stock held and will receive a cash payment in lieu of Certegy fractional shares.

On May 25, 2001, Equifax purchased the remaining 40.7% of Unnisa Ltda, a card processing business in Brazil, for approximately $55 million. Unnisa is part of Certegy.

The following unaudited pro forma consolidated financial statements are presented as if the acquisition and the spin-off had taken place on March 31, 2001 for the pro forma consolidated balance sheet and January 1, 2000 for the pro forma consolidated statements of income. In the opinion of management, they include all material adjustments necessary to reflect, on a pro forma basis, the impact of material transactions contemplated by the spin-off on Equifax's historical financial information. The adjustments are described in Note 2 of the Notes to the Pro Forma Consolidated Financial Data (Unaudited) and are referenced in the "Pro Forma Adjustments" columns of the financial statements. This pro forma consolidated financial data should be read in conjunction with the financial statements and the notes thereto included in Equifax's Annual Report on Form 10-K for the year ended December 31, 2000 and in Equifax's Quarterly Report on Form 10-Q for the three months ended March 31, 2001.

                                                                                                             Exhibit 99.1(a)

                                PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                                                     EQUIFAX INC.





                                                                  Quarter Ended March 31, 2001
                                     ---------------------------------------------------------------------------------------
                                                                    Pro Forma Adjustments:
                                                     ---------------------------------------------------
(In thousands, except
per share amounts)                   Historical      Unnisa Option           Other             Certegy            Pro Forma
---------------------                ----------      -------------        -----------        -----------         -----------
Operating revenue                     $285,208        $         -          $       -          $        -         $   285,208
Operating expenses                     214,936                  -             (1,114)(2b)              -             213,822
                                      --------        -----------          ---------          ----------         -----------

Operating income                        70,272                  -              1,114                   -              71,386
Other income, net                        1,607                  -                  -                   -               1,607
Interest expense                       (17,395)              (900)(2a)         4,469 (2b)              -             (13,826)
                                      --------        -----------          ---------          ----------         -----------
Income from continuing
  operations before
  income taxes and
  minority interests                    54,484               (900)             5,583                   -              59,167

Provision for income taxes              22,063               (371)(2a)         2,300 (2b)              -              23,992
Minority interests in earnings,
  net of tax                              (934)                 -                  -                   -                (934)
                                      --------        -----------          ---------          ----------         -----------

Income from continuing
  operations                            31,487               (529)             3,283                   -              34,241

Discontinued operations,
  net of tax                            16,615                  -                  -             (16,615) (2c)             -
                                      --------        -----------          ---------          ----------         -----------

Net income                            $ 48,102        $      (529)         $   3,283          $  (16,615)        $    34,241
                                      ========        ===========          =========          ==========         ===========


Per common share (basic):
  Income from continuing
    operations                        $   0.23        $      0.00          $    0.02          $        -         $      0.25
  Discontinued operations,
    net of tax                            0.12                  -                  -               (0.12)                  -
                                      --------        -----------          ---------          ----------         -----------
  Net income                          $   0.35        $      0.00          $    0.02          $    (0.12)        $      0.25
                                      ========        ===========          =========          ==========         ===========
  Shares used in computing
    basic earnings per share           136,007            136,007            136,007             136,007             136,007
                                      ========        ===========          =========          ==========         ===========

Per common share (diluted):
  Income from continuing
    operations                        $   0.23        $      0.00          $    0.02          $        -         $      0.25
  Discontinued operations,
    net of tax                            0.12                  -                  -               (0.12)                  -
                                      --------        -----------          ---------          ----------         -----------
  Net income                          $   0.35        $      0.00          $    0.02          $    (0.12)        $      0.25
                                      ========        ===========          =========          ==========         ===========
  Shares used in computing
    diluted earnings per share         137,612            137,612            137,612             137,612             137,612
                                      ========        ===========          =========          ==========         ===========


                                                                                                                  Exhibit 99.1(a)

                                    PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                                                         EQUIFAX INC.

                                                                               Year Ended December 31, 2000
                                                        ---------------------------------------------------------------------------
                                                                                  Pro Forma Adjustments:
                                                                    ---------------------------------------------
(In thousands, except per share amounts)                Historical  Unnisa Option         Other          Certegy          Pro Forma
----------------------------------------                ----------  -------------      -----------      ---------        ----------
Operating revenue                                       $1,189,205     $      -         $      -        $       -        $1,189,205
Operating expenses                                         880,579            -           (3,347)(2b)           -           877,232
                                                        ----------     --------         --------        ---------        ----------
Operating income                                           308,626            -            3,347                -           311,973
Other income, net                                            3,667            -                -                -             3,667
Interest expense                                           (73,721)      (3,601)(2a)      17,875 (2b)           -           (59,447)
                                                        ----------     --------         --------        ---------        ----------
Income from continuing operations before
    income taxes and minority interests                    238,572       (3,601)          21,222                -           256,193
Provision for income taxes                                 100,515       (1,564)(2a)       9,215 (2b)           -           108,166
Minority interests in earnings, net of tax                  (7,076)           -                -                -            (7,076)
                                                        ----------     --------         --------        ---------        ----------

Income from continuing operations                          130,981       (2,037)          12,007                -           140,951
Discontinued operations, net of tax                         97,041            -                -          (97,041)(2c)            -
                                                        ----------     --------         --------        ---------        ----------

Net income                                              $  228,022      $(2,037)        $ 12,007        $ (97,041)       $  140,951
                                                        ==========     ========         ========        =========        ==========


Per common share (basic):
  Income from continuing operations                     $     0.97      $ (0.02)        $   0.09        $       -        $     1.05
  Discontinued operations, net of tax                         0.72            -                -            (0.72)                -
                                                        ----------     --------         --------        ---------        ----------
  Net income                                            $     1.70      $ (0.02)        $   0.09        $   (0.72)       $     1.05
                                                        ==========     ========         ========        =========        ==========
  Shares used in computing basic earnings per share        134,400      134,400          134,400          134,400           134,400
                                                        ==========     ========         ========        =========        ==========

Per common share (diluted):
  Income from continuing operations                     $     0.96      $ (0.01)        $   0.09        $       -        $     1.04
  Discontinued operations, net of tax                         0.71            -                -            (0.71)                -
                                                        ----------     --------         --------        ---------        ----------
  Net income                                            $     1.68      $ (0.01)        $   0.09        $   (0.71)       $     1.04
                                                        ==========     ========         ========        =========        ==========
  Shares used in computing diluted earnings per share      136,016      136,016          136,016          136,016           136,016
                                                        ==========     ========         ========        =========        ==========

                                                                                                                    Exhibit 99.1(b)

                                         PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                                           EQUIFAX INC.

                                                                                March 31, 2001
                                                   --------------------------------------------------------------------------------
                                                                             Pro Forma Adjustments:
                                                                  -------------------------------------------
(In thousands)                                      Historical    Unnisa Option     Other           Dividend          Pro Forma
--------------                                    -------------   -------------  ----------        ----------       -------------
ASSETS

CURRENT ASSETS:
Cash and cash equivalents                          $    25,387    $      -       $        -        $        -        $    25,387
Trade accounts receivable, net                         226,523           -                -                 -            226,523
Other receivables                                       67,346           -                -                 -             67,346
Deferred income tax assets                              18,278           -                -                 -             18,278
Other current assets                                    38,065           -                -                 -             38,065
                                                   -----------    --------       ----------        ----------        -----------
 Total current assets                                  375,599           -                -                 -            375,599
                                                   -----------    --------       ----------        ----------        -----------

PROPERTY AND EQUIPMENT:
Land, buildings and improvements                        32,183           -                -                 -             32,183
Data processing equipment and furniture                149,135           -                -                 -            149,135
                                                   -----------    --------       ----------        ----------        -----------
                                                       181,318           -                -                 -            181,318
Less accumulated depreciation                          119,144           -                -                 -            119,144
                                                   -----------    --------       ----------        ----------        -----------
                                                        62,174           -                -                 -             62,174
                                                   -----------    --------       ----------        ----------        -----------
GOODWILL                                               538,482           -                -                 -            538,482
                                                   -----------    --------       ----------        ----------        -----------
PURCHASED DATA FILES                                   213,855           -                -                 -            213,855
                                                   -----------    --------       ----------        ----------        -----------
OTHER ASSETS                                           340,412           -          (30,000)(2b)            -            310,412
                                                   -----------    --------       ----------        ----------        -----------
NET ASSETS OF DISCONTINUED OPERATIONS                  396,554      55,400(2a)     (245,000)(2b)     (206,954)(2c)             0
                                                   -----------    --------       ----------        ----------        -----------
                                                   $ 1,927,076    $ 55,400       $ (275,000)       $ (206,954)       $ 1,500,522
                                                   ===========    ========       ==========        ==========        ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Short-term debt and current maturities of
  long-term debt                                   $    59,880    $      -       $        -        $        -        $    59,880
Accounts payable                                        23,333           -                -                 -             23,333
Accrued salaries and bonuses                            15,378           -                -                 -             15,378
Income taxes payable                                    16,735           -                -                 -             16,735
Other current liabilities                              133,488           -                -                 -            133,488
                                                   -----------    --------       ----------        ----------        -----------
  Total current liabilities                            248,814           -                -                 -            248,814
                                                   -----------    --------       ----------        ----------        -----------

LONG-TERM DEBT, LESS CURRENT MATURITIES                978,967      55,400(2a)     (275,000)(2b)            -            759,367
                                                   -----------    --------       ----------        ----------        -----------

LONG-TERM DEFERRED REVENUE                              28,027           -                -                 -             28,027
                                                   -----------    --------       ----------        ----------        -----------

DEFERRED INCOME TAX LIABILITIES                         80,620           -                -                 -             80,620
                                                   -----------    --------       ----------        ----------        -----------

OTHER LONG-TERM LIABILITIES                            132,902           -                -                 -            132,902
                                                   -----------    --------       ----------        ----------        -----------

SHAREHOLDERS' EQUITY:
Common stock                                           220,495           -                -                 -            220,495
Paid-in capital                                        342,026           -                -                 -            342,026
Retained earnings                                      937,339           -                -          (206,954)(2c)       730,385
Accumulated other comprehensive loss                  (172,931)          -                -                 -           (172,931)
Treasury stock, at cost                               (778,901)          -                -                 -           (778,901)
Stock held by employee benefits trusts, at cost,       (90,282)          -                -                 -            (90,282)
                                                   -----------    --------       ----------        ----------        -----------

  Total shareholders' equity                           457,746           -                -          (206,954)           250,792
                                                   -----------    --------       ----------        ----------        -----------

                                                   $ 1,927,076    $ 55,400       $ (275,000)       $ (206,954)       $ 1,500,522
                                                   ===========    ========       ==========        ==========        ===========

                                                                 Exhibit 99.1(c)

           NOTES TO PRO FORMA CONSOLIDATED FINANCIAL DATA (UNAUDITED)

                                  EQUIFAX INC.

Note 1. The accompanying unaudited Pro Forma Consolidated Financial Data reflects all adjustments that, in the opinion of management, are necessary to present fairly the Company's pro forma financial position at March 31, 2001, and pro forma results of operations for the three months ended March 31, 2001 and the year ended December 31, 2000. The historical information presented in the pro forma financial data reflects Certegy as a discontinued operation.

Note 2. Following are explanations of the pro forma adjustments in the accompanying pro forma consolidated financial data. Balance sheet adjustments assume the transactions noted had occurred on March 31, 2001. Income statement adjustments assume the transactions noted had occurred at the beginning of the period presented on the income statement.

        (a) To reflect the additional debt and interest assumed by the Company associated with the May 2001 purchase of the remaining 40.7% interest in Unnisa, a credit card processing business in Brazil. The assets related to this acquisition are adjusted to "net assets of discontinued operations" since they are part of the Certegy net assets.

        (b) To reflect an estimated $30 million transfer of the Company's prepaid pension asset to Certegy and to reflect an increase in pension income due to Certegy no longer benefiting from the over-funded status of the Equifax pension plan. To also reflect Certegy's assumption of $275 million of the Company's long-term debt and the related reduction in interest expense.

        (c) To eliminate the historical operations of Certegy, and to record the dividend of the net assets of Certegy to shareholders.

                                                                 EXHIBIT 99.1(d)


                      RESTATED CONSOLIDATED FINANCIAL DATA

The following unaudited consolidated statements of income for the years ended December 31, 1998, 1999, 2000 (by quarter), and for the three month period ended March 31, 2001 have been prepared from the historical statements of Equifax Inc. ("Equifax"), but have been restated to show the historical operations of Certegy as discontinued. This financial data should be read in conjunction with the financial statements and the notes thereto included in Equifax's Annual Report on Form 10-K for the year ended December 31, 2000 and in Equifax's Quarterly Report on Form 10-Q for the periods ended March 31, 2000, June 30, 2000, September 30, 2000 and March 31, 2001.



                                                                                                                     Exhibit 99.1(d)
                                 RESTATED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

                                                EQUIFAX INC. (RESTATED)
                                      (In thousands, except per share amounts)


                                          1998        1999                              2000                               2001
                                       ----------  ----------   ------------------------------------------------------   --------
                                          Total       Total                                                  Total
                                           Year        Year      Qtr 1       Qtr 2      Qtr 3     Qtr 4       Year         Qtr 1
                                       ----------  ----------   --------   --------   --------   --------   ----------   --------
Revenue..............................  $1,055,809  $1,092,704   $273,824   $305,540   $323,942   $285,899   $1,189,205   $285,208
Operating Expenses...................     793,876     806,406    211,317    234,146    238,229    196,887      880,579    214,936
                                       ----------  ----------   --------   --------   --------   --------   ----------   --------
Operating Income.....................     261,933     286,298     62,507     71,394     85,713     89,012      308,626     70,272

  Interest Expense...................     (42,168)    (60,070)   (16,142)   (19,600)   (20,605)   (17,374)     (73,721)   (17,395)
  Other Income.......................       4,680      10,761      1,039      1,768         24        836        3,667      1,607
                                       ----------  ----------   --------   --------   --------   --------   ----------   --------
  Income Before Taxes and
    Minority Interests...............     224,445     236,989     47,404     53,562     65,132     72,474      238,572     54,484

  Tax Expense........................      90,689      92,646     19,984     22,612     27,485     30,434      100,515     22,063
  Minority Interest Expense..........      (5,498)     (7,270)    (1,379)    (1,484)    (1,833)    (2,380)      (7,076)      (934)
                                       ----------  ----------   --------   --------   --------   --------   ----------   --------
Income From Continuing Operations....     128,258     137,073     26,041     29,466     35,814     39,660      130,981     31,487

Discontinued Operations,
  Net of Income Taxes................      65,175      78,804     16,186     23,612     28,503     28,740       97,041     16,615
                                       ----------  ----------   --------   --------   --------   --------   ----------   --------
Net Income...........................  $  193,433  $  215,877   $ 42,227   $ 53,078   $ 64,317   $ 68,400   $  228,022   $ 48,102
                                       ==========  ==========   ========   ========   ========   ========   ==========   ========


Per Common Share (Basic):
  Income From Continuing Operations..  $     0.91  $     1.00   $   0.19   $   0.22   $   0.27   $   0.29   $     0.97   $   0.23
Discontinued Operations,
  Net of Income Taxes................        0.46        0.57       0.12       0.18       0.21       0.21         0.72       0.12
                                       ----------  ----------   --------   --------   --------   --------   ----------   --------
  Net Income.........................  $     1.37  $     1.57   $   0.32   $   0.40   $   0.48   $   0.51   $     1.70   $   0.35
                                       ==========  ==========   ========   ========   ========   ========   ==========   ========

Shares Used in Computing
  Basic Earnings Per Share...........     141,397     137,457    133,917    134,089    134,355    135,239      134,400    136,007

Per Common Share (Diluted):
  Income From Continuing
    Operations.......................  $     0.89  $     0.98   $   0.19   $   0.22   $   0.26   $   0.29   $     0.96   $   0.23
Discontinued Operations,
  Net of Income Taxes................        0.45        0.56       0.12       0.17       0.21       0.21         0.71       0.12
                                       ----------  ----------   --------   --------   --------   --------   ----------   --------
Net Income...........................  $     1.34  $     1.55   $   0.31   $   0.39   $   0.47   $   0.50   $     1.68   $   0.35
                                       ==========  ==========   ========   ========   ========   ========   ==========   ========
Shares Used in Computing
  Diluted Earnings Per Share.........     144,403     139,603    135,150    135,777    135,796    137,280      136,016    137,612

NOTE:  The effective income tax rates (including minority interest expense) for continuing operations were
       41.4%, 40.3% and 43.4% in 1998, 1999 and 2000, respectively.  The increase in 2000 was attributable to non-deductible goodwill associated with the divestiture of the Company's Risk Management businesses.